Royalty, stream and other interests	12 Months Ended
Dec. 31, 2019
Royalty, Stream And Other Interests [Abstract]
Royalty, stream and other interests [Text Block]

14. Royalty, stream and other interests

		2019
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	707,723	606,410	100,535	1,414,668
Acquisitions	41,529	48,573	-	90,102
NSR royalty on the Cariboo properties owned prior to the acquisition of Barkerville (Note 7)	(56,070)	-	-	(56,070)
Transfer	(10,000)	10,000	-	-
Disposal	(2,277)	-	(47,116)	(49,393)
Depletion	(20,908)	(23,335)	(2,766)	(47,009)
Impairment	(27,689)	(138,689)	(27,213)	(193,591)
Translation adjustments	(4,741)	(19,795)	(3,659)	(28,195)
Balance - December 31	627,567	483,164	19,781	1,130,512

Producing
Cost	604,950	509,179	18,792	1,132,921
Accumulated depletion and impairment	(345,521)	(141,826)	(13,001)	(500,348)
Net book value - December 31	259,429	367,353	5,791	632,573

Development
Cost	185,636	168,290	31,881	385,807
Accumulated depletion and impairment	-	(52,479)	(27,070)	(79,549)
Net book value - December 31	185,636	115,811	4,811	306,258

Exploration and evaluation
Cost	182,502	-	9,179	191,681
Accumulated depletion	-	-	-	-
Net book value - December 31	182,502	-	9,179	191,681
Total net book value - December 31	627,567	483,164	19,781	1,130,512

Main acquisitions - 2019

 Horne 5 property - silver stream (Falco Resources Ltd.)

In 2018, Osisko entered into a binding term sheet to provide Falco with a senior secured silver stream credit facility ("Falco Silver Stream") with reference to up to 100% of the future silver produced from the Horne 5 property located in Rouyn-Noranda, Québec. As part of the Falco Silver Stream, Osisko will make staged upfront cash deposits to Falco of up to $180.0 million and will make ongoing payments equal to 20% of the spot price of silver, to a maximum of US$6 per ounce. The Falco Silver Stream is secured by a first priority lien on the project and all assets of Falco. The Falco Silver Stream was closed in February 2019, which triggered the payment of the first installment of $25.0 million to Falco. Two previously outstanding notes receivable amounting to $20.0 million were applied against the first installment ($10.0 million was included under Short-term investment on the consolidated balance sheet and $10.0 million was under Royalty, stream and other interests as the note was convertible into a 1% NSR royalty at the sole discretion of Osisko) and the remaining balance of $5.0 million was paid to Falco.

 Dublin Gulch property - NSR royalty (Victoria Gold Corp.)

In 2018, Osisko acquired from Victoria Gold Corp. ("Victoria"), an associate of the Company at the time, a 5% NSR royalty for $98.0 million on the Dublin Gulch property which hosts the Eagle Gold project located in Yukon, Canada. During the year ended December 31, 2018, payments totaling $78.4 million were made under the royalty agreement. The remaining balance of $19.6 million was paid during the three months ended March 31, 2019.

Mantos Blancos - silver stream (Mantos Copper S.A.)

In September 2019, Osisko invested an additional US$25.0 million ($33.4 million) on its existing silver stream with Mantos Copper S.A. with respect to 100% of the silver produced from the Mantos Blancos copper mine located in Chile. Under the terms of the stream amendments, the ongoing transfer price payment per ounce were reduced from 25% to 8% of the spot silver price on the date of delivery and the tail stream was increased from 30% to 40% of payable silver after 19.3 million ounces of refined silver have been delivered. In addition, Mantos Copper S.A.'s right to buy back 50% of the silver stream in September 2019 or 2020 has been terminated.

Main disposal - 2019

Brucejack offtake

In September 2019, Osisko Bermuda Limited ("OBL"), a wholly owned subsidiary of Osisko, has entered into an agreement with Pretium Exploration Inc., a subsidiary of Pretium Resources Inc. in regards to the sale of OBL's interest in the Brucejack gold offtake contract for a cash purchase price of US$41.3 million ($54.7 million). An amount of US$31.2 million ($41.3 million) was paid on September 30, 2019 and the remaining US$10.1 million ($13.4 million) was paid on November 30, 2019. The disposal generated a gain of US$5.8 million ($7.6 million).

Update on the Renard mine diamond stream (Credit bid transaction for Stornoway Diamond Corporation)

On September 9, 2019, Osisko announced that it had entered into a letter of intent ("LOI") with Stornoway Diamond Corporation ("Stornoway") and certain of its subsidiaries  alongside other secured creditors under the bridge financing agreement entered into with Stornoway on June 10, 2019, including Diaquem Inc., a wholly-owned subsidiary of Ressources Québec Inc. (collectively the "Secured Creditors").

Under the terms of the LOI, Osisko and the Secured Creditors have confirmed their intention to form an entity which will acquire by way of a credit bid transaction all or substantially all of the assets and properties of Stornoway, and assume the debts and liabilities owing to the Secured Creditors as well as the ongoing obligations relating to the operation of the Renard mine, subject to certain limited exceptions ("Credit Bid Transaction").

Pursuant to the Credit Bid Transaction, Osisko will maintain its 9.6% diamond stream on the Renard mine and will continue to receive stream deliveries, and has agreed to continue to reinvest its proceeds from the stream for a period of one year from the date of closing of the Credit Bid Transaction. As of December 31, 2019, an amount of $6.3 million was advanced from the proceeds of the stream deliveries and is included in short-term investments.

In connection with the Credit Bid Transaction, Stornoway had applied on September 9, 2019 to the Superior Court of Québec (Commercial Division) for protection under the CCAA in order to restructure its business and financial affairs.

Concurrently with entering into the LOI, Osisko and certain of the Secured Creditors have entered into a definitive and binding working capital facility agreement with Stornoway providing for a working capital facility in an initial amount of $20.0 million, which facility is secured by a priority charge over the assets of Stornoway. Osisko's attributable portion of the working capital facility will be approximately $7.0 million, of which $2.5 million was advanced as of December 31, 2019. The working capital facility provides the financing and liquidity required to ensure that the Renard mine continues to operate in an uninterrupted manner.

The Credit Bid Transaction was closed on November 1, 2019 and Osisko became a 35.1% shareholder of the company now holding the Renard diamond mine, which is considered as an associate from that date.

Main impairments - 2019

Renard mine diamond stream (Stornoway Diamond Corporation)

In March 2019, the operator of the Renard diamond mine in Québec, Canada, announced a significant impairment charge of $83.2 million on its Renard diamond mine reflecting an outlook of lower than expected diamond pricing. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at March 31, 2019. The Company recorded an impairment charge of $38.9 million ($28.6 million, net of income taxes) on the Renard diamond stream.

On March 31, 2019, the Renard diamond stream was written down to its estimated recoverable amount of $122.4 million, which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Renard diamond stream is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of diamonds from the Renard diamond stream over the estimated life of the Renard diamond mine, based on expected long-term diamond prices per carat and a post-tax real discount rate of 4.7%.

In September 2019, the operator of the Renard diamond mine, Stornoway Diamond Corporation, announced that it had applied to the Superior Court of Québec (Commercial Division) for protection under the Companies' Creditors Arrangement Act (Canada) ("CCAA") in order to restructure its business and financial affairs. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at September 30, 2019. The Company recorded an impairment charge of $47.2 million ($34.6 million, net of income taxes) on the Renard diamond stream.

On September 30, 2019, the Renard diamond stream was written down to its estimated recoverable amount of $70.2 million, which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Renard diamond stream is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of diamonds from the Renard diamond stream over the estimated life of the Renard diamond mine, based on expected long-term diamond prices per carat and a post-tax real discount rate of 4.6%.

A sensitivity analysis was performed by management for the long-term diamond price and the post-tax real discount rate (in isolation). If the long-term diamond price per carat applied to the cash flow projections had been 10% lower than management's estimates, the Company would have recognized an additional impairment charge of $7.0 million ($5.1 million, net of income taxes). If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, the Company would have recognized an additional impairment charge of $3.0 million ($2.2 million, net of income taxes).

Amulsar stream and offtake (Lydian International Limited)

In September 2019, Lydian International Limited announced a delay in the timing of the construction activities, expected first gold pour and ramp up to full production as a result of the 15-month blockade on construction as well as changes to the expected life of mine and annual production for the Amulsar project in Armenia. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at September 30, 2019. The Company recorded an impairment charge of US$9.9 million ($13.1 million) on the Amulsar stream and offtake.

On September 30, 2019, the Amulsar stream and offtake were written down to their estimated recoverable amount of US$73.7 million ($97.0 million), which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Amulsar stream and offtake is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of gold and silver from the Amulsar stream and offtake over the estimated life of the Amulsar mine, based on expected long-term gold and silver prices per ounce of US$1,350 and US$17.75, respectively, and a post-tax real discount rate of 6.1%.

In December 2019, Lydian International Limited announced that it had applied to the Ontario Superior Court of Justice for protection under the CCAA in order to restructure its business and financial affairs. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at December 31, 2019. The Company recorded an impairment charge of US$51.3 million ($66.7 million) on the Amulsar stream and offtake.

On December 31, 2019, the Amulsar stream and offtake were written down to their estimated recoverable amount of US$22.3 million ($29.0 million), which was determined by the fair value less cost of disposal using discounted cash-flows approaches and estimated probabilities of different exit scenarios from CCAA. The fair value of the Amulsar stream and offtake is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of gold and silver from the potential amendment of the Amulsar stream over the estimated life of the Amulsar mine, based on expected long-term gold and silver prices per ounce of US$1,400 and US$17.50, respectively, a post-tax real discount rate of 10.1% and potential amendments of the Amulsar stream agreement resulting from probability weighted exit scenarios from the CCAA process.

A sensitivity analysis was performed by management for the long-term gold and silver prices and the post-tax real discount rate (in isolation). If the long-term gold and silver prices per ounce applied to the cash flow projections had been 10% lower than management's estimates, the Company would have recognized an additional impairment charge of US$2.0 million ($2.6 million). If the probabilities of the different scenarios had been 10% lower (negative) than management's estimates, the Company would have recognized an additional impairment charge of US$4.5 million ($5.8 million). If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, the Company would have recognized an additional impairment charge of US$1.6 million ($2.1 million).

In addition, an impairment of US$3.6 million ($4.7 million) was taken on a note receivable and amounts receivable from Lydian.

Éléonore royalty (Newmont Corporation)

In February 2020, the operator of the Éléonore gold mine in Québec, Canada, announced that it has updated its mineral reserve and resource estimates for the Éléonore mine as at December 31, 2019. As a result of the update, proven and probable gold mineral reserves and resources decreased by approximately 50%. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at December 31, 2019. The Company recorded an impairment charge of $27.2 million ($20.0 million, net of income taxes) on the Éléonore NSR royalty for the year ended December 31, 2019.

On December 31, 2019, the Éléonore NSR royalty was written down to its estimated recoverable amount of $101.3 million, which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Éléonore NSR royalty is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of gold received from the Éléonore NSR royalty based on the long-term annual gold production of 355,000 ounces over the estimated life of the Éléonore mine, the long-term gold price of US$1,400 per ounce and a post-tax real discount rate of 4.1%, adjusted for the decrease in reserves and resources.

A sensitivity analysis was performed by management for the long-term gold price and the post-tax real discount rate (in isolation). If the long-term gold price applied to the cash flow projections had been 10% lower than management's estimates (US$1,260 per ounce instead of US$1,400 per ounce), the Company would have recognized an additional impairment charge of $10.1 million. If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates (5.1% instead of 4.1%), the Company would have recognized an additional impairment charge of $4.2 million.

		2018
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	770,530	700,078	105,164	1,575,772
Acquisitions	109,670	31,431	-	141,101
Conversion	-	4,278	(4,278)	-
Disposal	-	(150,289)	-	(150,289)
Depletion	(26,972)	(21,217)	(4,423)	(52,612)
Impairment	(153,639)	-	(4,561)	(158,200)
Translation adjustments	8,134	42,129	8,633	58,896
Balance - December 31	707,723	606,410	100,535	1,414,668

Producing
Cost	510,738	489,407	68,072	1,068,217
Accumulated depletion and impairment	(297,137)	(33,502)	(10,665)	(341,304)
Net book value - December 31	213,601	455,905	57,407	726,913

Development
Cost	270,066	150,505	33,486	454,057
Accumulated depletion	-	-	-	-
Net book value - December	270,066	150,505	33,486	454,057

Exploration and evaluation
Cost	224,056	-	9,642	233,698
Accumulated depletion	-	-	-	-
Net book value - December 31	224,056	-	9,642	233,698
Total net book value - December 31	707,723	606,410	100,535	1,414,668

Main acquisitions - 2018

Dublin Gulch property NSR royalty (Victoria)

In April 2018, Osisko completed a $148.0 million financing transaction with Victoria, pursuant to which Osisko acquired from Victoria a 5% NSR royalty for $98.0 million on the Dublin Gulch property which hosts the Eagle Gold project located in Yukon, Canada, and acquired common shares of Victoria for $50.0 million. The 5% NSR royalty applies to all metals and minerals produced from the Dublin Gulch property, until an aggregate of 97,500 ounces of refined gold has been delivered to Osisko, and a 3% NSR royalty thereafter. The first tranche of the $98.0 million purchase price, representing $49.0 million, was paid on the closing of the transaction and the second tranche of $49.0 million will be funded pro rata to drawdowns under the subordinated debt facilities provided by Orion (or a third party). In 2018, two payments of $14.7 million were made to Victoria as part of the second tranche of the royalty purchase price, and the remaining commitment of $19.6 million was paid in 2019. The common shares of Victoria were disposed in 2019 (Note 21).

 Cariboo property NSR royalty (Barkerville)

In September 2018, Osisko entered into a second amended and restated royalty purchase agreement with Barkerville pursuant to which it has acquired an additional 1.75% NSR royalty for the aggregate purchase price of $20.0 million on the Cariboo property, increasing the total NSR royalty held by Osisko to 4%. Osisko acquired Barkerville in November 2019, which became a wholly-owned subsidiary (Note 7).

 Renard mine diamond stream (Stornoway Diamond Corporation)

In October 2018, Osisko announced that it has entered into an amended and restated purchase and sale agreement (the "Amended Renard Streaming Agreement") with Stornoway in relation to the Renard stream ("Renard Stream Amendment"). As part of the Amended Renard Streaming Agreement, Osisko, along with Caisse de dépôt et placement du Québec, Triple Flag Mining Finance Bermuda Ltd., Albion Exploration Fund, LLC and Washington State Investment Board (collectively, the "Streamers"), which collectively own a 20% diamond stream on the Renard mine (9.6% stream attributable to Osisko) (the "Renard Stream"), paid Stornoway the U.S. dollar equivalent of $45.0 million in cash ($21.4 million attributable to Osisko) as an additional up-front deposit to Stornoway.

The terms of the Amended Renard Streaming Agreement provide that the Streamers shall continue to hold a 20% undivided interest (9.6% stream attributable to Osisko) in all diamonds produced from the Renard mining property for the life of the mine (prior to the amendment, the stream was applicable to all diamonds produced from the first 5 project kimberlites to be mined at Renard for the life of mine, and the first 30 million carats from the property overall). Upon the completion of a sale of diamonds, the Streamers will remit to Stornoway a cash transfer payment which shall be the lesser of 40% of achieved sales price and US$40 per carat (prior to the amendment, the cash transfer was a fixed amount of US$50 per carat escalating at 1% per annum).

In addition, for the purpose of calculating stream remittances, Stornoway shall separately sell any diamonds smaller than the +7 DTC sieve size that are recovered in excess of the maximum agreed-upon proportion within a sale of run of mine ("ROM") diamonds (the excess small diamonds or incidentals). In this manner, Stornoway shall restrict the proportion of small diamonds contained in a ROM sale such that the Streamers and Stornoway will be fully aligned on upside price exposure with downside protection on price and product mix.

 Disposal - 2018

Brucejack gold and silver stream (Pretium Resources Inc.)

In September 2018, Osisko announced that Osisko Bermuda Limited ("OBL"), a wholly-owned subsidiary of Osisko, had received a notice from Pretium Resources Inc. ("Pretium") in regards to its election to exercise its option to fully repurchase OBL's interest in the Brucejack gold and silver stream, as provided for in the purchase and sale agreement between the parties dated September 15, 2015 (the "Stream Agreement"). Under the Stream Agreement, Pretium had an option to repurchase 100% of OBL's share of the Brucejack gold and silver stream by making a payment of US$118.5 million to OBL on December 31, 2018. In order to exercise this option, Pretium had to provide 90 days' prior written notice to OBL.

In December 2018, OBL received the proceeds of US$118.5 million ($159.4 million) from Pretium. The book value of the Brucejack gold and silver stream was US$111.7 million ($150.3 million), which resulted in a gain on disposal of a stream interest of US$6.8 million ($9.1 million) presented on the consolidated statement of loss for the year ended December 31, 2018.

Impairments - 2018

In 2018, the Company recorded impairment charges of $159.0 million ($118.3 million, net of income taxes), including $158.2 million ($117.5 million, net of income taxes) on royalty, stream and other interests and $0.8 million to write-off an amount receivable from the operator of an impaired asset.

Éléonore NSR royalty

In October 2018, the operator of the Éléonore gold mine in Québec, Canada, announced that it has updated its mineral reserve and resource estimates for the Éléonore mine as at June 30, 2018. As a result of the update, proven and probable gold mineral reserves and resources decreased by 21%. This was considered an indicator of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at December 31, 2018. The Company recorded an impairment charge of $148.5 million ($109.1 million, net of income taxes) on the Éléonore NSR royalty for the year ended December 31, 2018.

On December 31, 2018, the Éléonore NSR royalty was written down to its estimated recoverable amount of $138.6 million, which was determined by the fair value less cost of disposal using a discounted cash-flows approach. The fair value of the Éléonore NSR royalty is classified as level 3 of the fair value hierarchy because the main valuation inputs used are significant unobservable inputs. The main valuation inputs used were the cash flows expected to be generated by the sale of gold received from the Éléonore NSR royalty based on the long-term annual gold production of 400,000 ounces over the estimated life of the Éléonore mine, the long-term gold price of US$1,300 per ounce and a post-tax real discount rate of 5.1%, adjusted for the decrease in reserves and resources.

A sensitivity analysis was performed by management for the long-term gold price and the post-tax real discount rate (in isolation). If the long-term gold price applied to the cash flow projections had been 10% lower than management's estimates (US$1,170 per ounce instead of US$1,300 per ounce), the Company would have recognized an additional impairment charge of $13.9 million. If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates (6.1% instead of 5.1%), the Company would have recognized an additional impairment charge of $7.8 million.

Other assets impaired

The Company recorded additional impairment charges on royalty and offtake interests of $9.7 million ($8.3 million net of income taxes) on assets for which the Company does not expect to receive future revenues, and on assets held by companies that have ceased or are expected to cease production or are in bankruptcy.